UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2010
RENTECH, INC.
(Exact name of registrant as specified in its charter)

Colorado	1-15795	84-0957421

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10877 Wilshire Boulevard, Suite 600 Los Angeles, California	90024

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 571-9800
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On May 13, 2010, Rentech, Inc. (the “Company”) is filing three prospectus supplements pursuant to its registration statement on Form S-3 (File No. 333-164654) (the “Existing Registration Statement”). The prospectus supplements replace prospectus supplements relating to the potential offering of common stock of the Company that were filed pursuant to the Company’s registration statement on Form S-3 (File No. 333-158256) (the “Prior Registration Statement”). Pursuant to Rule 429 under the Securities Act, the prospectus contained in the Prior Registration Statement was combined with the prospectus contained in the Existing Registration Statement, which necessitated the re-filing of the prospectus supplements.
This Current Report on Form 8-K is being filed for the purpose of incorporating Exhibits 5.1, 5.2 and 5.3 hereto into the Existing Registration Statement.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description of the Exhibit

Exhibit 5.1	Opinion of Holland & Hart LLP.
Exhibit 5.2	Opinion of Holland & Hart LLP.
Exhibit 5.3	Opinion of Holland & Hart LLP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.
Date: May 13, 2010	By:
Colin M. Morris
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of the Exhibit

Exhibit 5.1	Opinion of Holland & Hart LLP.
Exhibit 5.2	Opinion of Holland & Hart LLP.
Exhibit 5.3	Opinion of Holland & Hart LLP.